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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)              March 5, 2000
 ---------------------------------------------------------------------------

                           TOWER PROPERTIES COMPANY
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                   MISSOURI
                ----------------------------------------------
                (State of other jurisdiction of incorporation)


          0-18261                              43-1529759
--------------------------       --------------------------------------
 (Commission File Number)         (IRS Employer Identification Number)

  911 Main Street, Suite 100 Commerce Tower,
            Kansas City, Missouri                                 64105
  ------------------------------------------                   ------------
   (Address of principal executive offices)                     (zip code)


                                (816) 421-8255
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                        EXHIBIT INDEX IS ON PAGE    4
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (A)  PREVIOUS INDEPENDENT ACCOUNTANTS

         On or about March 5, 2000, Tower Properties Company chose not to renew the services of Arthur Andersen LLP as the Registrant's independent accountants.

         The decision not to renew was recommended by company management based on bids received by a number of different CPA firms including Arthur Andersen LLP.

         Tower Properties Company has never received a modified opinion from Arthur Andersen LLP during the approximate twenty-five year relationship. During the Registrant's fiscal years ending December 31, 1998 and 1999 and the subsequent interim period preceding the non-renewal, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure.

         During the periods listed above there have been no "reportable events" (as defined in paragraph (a) (1) (v) of Item 304 of Regulation S-K).

         The Registrant provided Arthur Andersen LLP with a copy of this disclosure, and Arthur Andersen LLP furnished the Registrant with a letter addressed to the Securities and Exchange Commission (SEC) stating that it agrees with the above statements. (A copy of the Arthur Andersen LLP letter addressed to the SEC is filed as an exhibit hereto.)

         (B)  NEW INDEPENDENT ACCOUNTANTS

         On May 15, 2000, the registrant engaged KPMG LLP as independent accountants for the fiscal year ending December 31, 2000. The decision to engage KPMG as independent accountants was recommended by company management.

         Prior to the appointment of KPMG LLP, the Registrant did not engage or consult with KPMG LLP regarding any of the matters described in Item 304(a)(2) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired
              -----------------------------------------
                Not applicable.

         (b)  Pro Forma Financial Information
              -------------------------------
                Not applicable.

         (c)  Exhibits
              --------
              16.1 Letter of Arthur Andersen LLP dated May 31, 2000 regarding change in certifying accountant.

                                      2

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TOWER PROPERTIES COMPANY

Date:  May 31, 2000                        By:  /s/ Robert C. Harvey, III
                                               -------------------------------
                                                     Robert C. Harvey, III
                                                     CFO & Vice President


                                      3


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                                 EXHIBIT INDEX
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
Number    Description                                                   Page
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

  16.1    Letter of Arthur Andersen LLP regarding change
          in certifying accountant                                         5


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